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                       HEICO CORPORATION AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      EXHIBIT 21

                       HEICO CORPORATION AND SUBSIDIARIES

                            SUBSIDIARIES OF COMPANY

NAME                                                          STATE OF INCORPORATION
----                                                          ----------------------
HEICO Aerospace Holdings Corp...............................  Florida
  HEICO Aerospace Corporation...............................  Florida
     Jet Avion Corporation..................................  Florida
     LPI Industries Corporation.............................  Florida
     Aircraft Technology, Inc. .............................  Florida
     ATI Heat Treat Corporation.............................  Florida
     Jet Avion Heat Treat Corporation (Inactive)............  Florida
  N.A.C. Acquisition Corporation............................  Florida
     Northwings Accessories Corporation.....................  Florida
  McClain International, Inc. ..............................  Georgia
  McClain Property Corp. ...................................  Florida
  HNW Building Corp. .......................................  Florida
  Associated Composite, Inc. ...............................  Florida
  Rogers-Dierks, Inc. ......................................  Florida
HEICO Aviation Products Corp. ..............................  Florida
  Trilectron Industries, Inc................................  New York
HEICO International Corporation.............................  U.S. Virgin Islands
HEICO East Corporation......................................  Florida
HEICO-NEWCO, Inc. (Inactive)................................  Florida
  HEICO Engineering Corp. (Inactive)........................  Florida
  HEICO -- Jet Corp. (Inactive).............................  Florida
HEICO Bearings Corp. (Inactive).............................  Florida

     Subsidiaries of the Company, all of which are directly or indirectly wholly-owned (except for HEICO Aerospace Holdings Corp. and its subsidiaries, which are 80%-owned), are referenced in the Company's consolidated financial statements.